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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2005
                                                         -----------------

                        Lawrence Financial Holdings, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                       0-31847             31-1724442
         --------                      ---------            ----------
(State or other Jurisdiction of        (Commission          (IRS Employer
 Incorporation or Organization)        File Number)         Identification No.)

                   301 South Fifth Street, Ironton, Ohio 45638
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (740) 532-0263
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.04      TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
               -----------------------------------------------------------
               BENEFIT PLANS.
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         This Form 8-K is being filed to comply with the SEC requirement that notice of a blackout period under the Lawrence Federal Savings Bank Employees' Savings & Profit Sharing Plan (the "Plan") be given to our directors and executive officers and also be furnished to the SEC under cover of a Form 8-K. The blackout period will suspend trading in the Lawrence Financial Holdings, Inc. Stock Fund for administrative purposes to allow the Plan's recordkeeper to process merger consideration election forms in connection with the merger of Lawrence Financial Holdings, Inc. with and into Oak Hill Financial, Inc. The notice being sent to those persons on February 24, 2005 is being filed as
Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
               ---------------------------------

       (c)     Exhibits

       Exhibit Number     Description
       --------------     -----------

       99.1 Notice sent to directors and executive officers of Lawrence Financial Holdings, Inc. on February 24, 2005



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LAWRENCE FINACIAL HOLDINGS, INC.




Date: February 24, 2005              By: /s/ RobRoy Walters
                                         ---------------------------------------
                                         RobRoy Walters
                                         Chief Financial Officer